UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

Poplar Forest Funds

Poplar Forest Partners Fund

Poplar Forest Outliers Fund

Poplar Forest Cornerstone Fund

Each a Series of Advisors Series Trust

www.poplarforestfunds.com

Semi-Annual Report
March 31, 2015

POPLAR FOREST FUNDS

Performance for each of the classes for the periods ended March 31, 2015 is as follows:

Average Annual Total Returns as of March 31, 2015*

					Since
					Inception
Partners Fund	6 Months	1 Year	3 Years	5 years	12/31/09
Class A shares; with load	-5.21%	-0.46%	15.56%	11.87%	13.35%
Class A shares; without load	-0.23%	4.78%	17.56%	13.02%	14.47%
Institutional Class shares	-0.10%	5.06%	17.86%	13.31%	14.76%
S&P 500® Index	5.93%	12.73%	16.11%	14.47%	14.88%

Outliers Fund	3 Months				12/31/14
Class A shares; with load	-4.07%	—	—	—	-4.07%
Class A shares; without load	1.00%	—	—	—	1.00%
Russell Midcap® Index	3.95%	—	—	—	3.95%

	6 Months				12/31/11
Institutional Class shares	0.04%	10.55%	19.00%	—	23.45%
Russell Midcap® Index	10.13%	13.68%	18.10%	—	21.05%

Cornerstone Fund	3 Months				12/31/14
Class A shares; with load	-5.55%	—	—	—	-5.55%
Class A shares; without load	-0.56%	—	—	—	-0.56%
Institutional Class shares	-0.48%	—	—	—	-0.48%
S&P 500® Index	0.95%	—	—	—	0.95%
Barclays U.S. Aggregate
Bond Index	1.61%	—	—	—	1.61%
Consumer Price Index + 3%	1.30%	—	—	—	1.30%

*  Returns for periods less than one year are not annualized.

	Partners	Outliers	Cornerstone
Class A Shares
Gross Expense Ratio	1.40%	2.56%	2.39%
Net Expense Ratio	1.26%	1.36%	1.17%
Class I Shares
Gross Expense Ratio	1.15%	2.31%	2.14%
Net Expense Ratio	1.01%	1.11%	0.92%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860.  Performance for Class A Shares with load reflects a maximum 5.00% sales charge.  Class A shares without load do not take into account any sales charges which would reduce performance.

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Expense ratio, net of fee waiver, reflects contractual fee waiver in effect through at least January 27, 2016.

Short-term performance, in particular, is not a good indication of each Fund’s future performance, and an investment should not be made based solely on returns.

The Outliers Fund Institutional Class performance shown prior to December 31, 2014 is that of the Poplar Forest Outliers Fund, L.P. (the “Predecessor Partnership”) and includes expenses of the Predecessor Partnership.  Simultaneous with the commencement of the Fund’s investment operations on December 31, 2014, the Predecessor Partnership converted into the Institutional Class of the Fund.  The Predecessor Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The performance returns of the Predecessor Partnership are unaudited and are calculated by the Adviser on a total return basis.  The Predecessor Partnership was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund, which, if applicable, may have adversely affected its performance.

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May 8, 2015

Dear Partners,

March 31 marks the end of the first half of the fiscal period of the Poplar Forest Partners Fund (the “Partners Fund”), the Poplar Forest Outliers Fund (the “Outliers Fund”) and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each, a “Fund” and collectively, the “Funds”).

March not only marks the end of winter; it also marks the end of the college application process.  The high school senior has much to sort out:  Where do I apply?  What should my essay be about?  Then comes the waiting and worrying: Will they like me?  Will I get in?  Admission decisions start coming as early as December and continue through the end of March.  This is a time of great tension for most students I’ve seen go through it.  And after all the thick and thin envelopes have been opened, the big question looms: Where should I go?

I watched my oldest daughter navigate this process a year ago; my son tackled it this year.  I’ve come to realize that the admissions process is just one phase in an anxiety ridden rite of passage: the transition from childhood into adulthood.  Over the last month, I’ve read several articles about transition.  I was particularly struck by author William Bridges’s definition of transition as a gradual psychological reorientation that happens inside us as we try to adapt to change.  With my oldest daughter, the transition from high schooler to independent college student – from submitting her first application to realizing that she’d made the right choice – took about 15 months.  As she moved firmly into the second semester of her first year, I heard an excited new tone in her voice.  She’s on her way!

Mr. Bridges, a California-based consultant and former literature professor, breaks transition into three phases: 1) endings, 2) a neutral zone, and 3) new beginnings.  For the college transition to be successful, our kids have to say goodbye to a familiar past while walking into an uncertain future.  My son knows that he is going to college this fall; high school is ending.  He is now in that uncomfortable neutral zone in which he is uncertain about where he’ll go and is wracked by countless worries: Will I like the school I chose?  What about my roommate?  Will college be fun?  Will the work be hard?  Will I succeed?

From the outside, it seems confusing.  Why aren’t these kids happier?  They’ve worked really hard and they’ve earned the opportunity to go to college.  What great news!  Fond memories of our own experience come flooding back.  But our kids don’t have the benefit of our hindsight.  College is uncharted territory; uncertainty can be scary.

The current investment landscape offers parallels.  For the last six years, investors have operated in an “easy money” environment.  Like tutor-hiring parents who fear for their children’s grades, the U.S. Federal Reserve (the “Fed”) has purchased billions upon billions of dollars’ worth of bonds to keep long-term interest rates low. The Fed believes this will help the economy earn better grades.  To further their cause, the Fed cut short-term interest rates to zero and kept them there.  These

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actions appear to have worked.  The economy is growing reasonably and unemployment is falling.  In effect, the economy has earned the grades to get into college; now it’s time to see how our students do on their own.

Like anxious parents, many investors are worried about the transition to a self-sustaining environment.  “Will my kid get good grades in college without a tutor?” becomes “Will the economy continue to grow in the face of higher rates?”  The market is in what Bridges would call a transition neutral zone – the period of greatest uncertainty.  The Fed has been clear: interest rates are going to start increasing.  What isn’t clear is the pace of those increases.  To me, this is welcome news; the Fed is saying they are increasingly confident the economy can manage on its own.

Uncertainty – what impact will higher interest rates have?

Not only has the Federal Reserve made clear their intention to raise interest rates, they have also given investors some clues as to magnitude.  The pronouncements of the Federal Reserve’s Open Market Committee include a consensus view that, in a more normal environment, the Fed Funds rate should be around 3.75%.  Relative to the current level of 0.00%, there are big rate increases coming.

If investors become convinced that rates are going up significantly, they may begin to liquidate some of their fixed income investments because as interest rates rise, bond prices fall.  Where might that money go?  Perhaps cash balances will simply grow, but with cash offering returns below the rate of inflation, investors lose purchasing power by holding cash.  Perhaps funds will flow into real estate or commodities, but given the track record of those asset classes in the last five to ten years that seems less likely.  That may leave stocks as the most attractive asset class for the time being.  I can imagine investors driving prices higher at a rate faster than earnings are growing.  It doesn’t seem unreasonable to believe the ratio of price to earnings could grow to 20 times before the market reaches a peak.

One of my worries about the market phase we are transitioning into is that it may lead us to become too conservative too soon.  While some commentators are concerned that rising interest rates will soon lead to a big decline in stock prices, I can more easily imagine the opposite.  If the transition to higher interest rates results in excessive valuations for equities, our portfolios could produce positive investment results that lag the returns of the S&P 500® Index (“S&P 500”).  That may be the result of our taking a more conservative posture in the interest of managing risk.  Price matters: as prices rise, the risk of loss grows.

A note on risk: while many market participants describe risk as deviation from some market benchmark (like the S&P 500), we at Poplar Forest Capital, LLC (“Poplar Forest”) define risk as permanent losses of capital.  Part of the current love affair investors are having with index funds is their lack of deviation risk (a.k.a. tracking error).  While investing in an index fund reduces the risk of generating a below market return, it also reduces the chance of beating the market.  With the S&P 500 having produced a compound total return of almost 15% over the five years ended March 31, 2015, just keeping pace seems like a great idea.  However, index fund

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providers keep buying as stock prices climb and, as a result, index funds bare the full brunt of any bear market.

I am hopeful that Poplar Forest’s investment process, with its attention to risk and a 15% hurdle rate on new investments, will allow us to do better than the indices when lean times arrive.  That said, we may underperform in the stage of the cycle where stocks move from fairly valued to overvalued.  As I reflect on my behavior, there is a good chance that I’ll need to strive to not jump the gun in growing too conservative too soon in the later stages of this investment cycle.

I don’t know when the next bear market will come.  The odds of a bear market coming soon seem low for reasons I’ve already mentioned.  The economy is growing in what appears to be self-sustaining fashion.  Continued economic growth should allow corporate earnings to continue to advance once we get past a couple current headwinds.  Valuations appear reasonable.  And finally, we believe the Fed is not trying to slow the economy.  This last point is important.  While the Fed has signaled its intention to raise interest rates, their posture is one of removing stimulus – they are taking their foot off the gas.  If the Fed were raising rates to slow the economy – putting their foot on the brakes – I’d be far more concerned.  I watch the shape of the yield curve closely in assessing the Fed’s intentions.  At present, the yield curve is positively sloped; if the curve inverts, we’ll likely take a very defensive posture.

As I look ahead, the outlook for stocks appears positive given the factors discussed above.  This could be augmented by additional inflows into equities if investors liquidate bonds in anticipation of higher rates.  Such behavior could push stocks from fairly valued into the zone of excessively valued.  If we see evidence of this behavior, we’ll act accordingly.  Likewise, if the yield curve inverts, we’ll take a more defensive posture in the portfolio.  Until then, we will focus on identifying (from the bottom up) what we hope will be great individual investments.  Given that we’re in the uncertain zone of transition from easy money to more normal monetary policy, we may have to live with increased market volatility.  As a result, we may hold a little extra cash to provide us with funds to deploy in market corrections.

In closing – Thank you

This is also an exciting time of transition for Poplar Forest.  With the launching of the Outliers Fund and Cornerstone Fund at the end of 2014, we now manage three distinct mutual funds.

In the pages that follow, you’ll find a discussion of each of our Funds. The Partners Fund, our flagship fund, is focused on out-of-favor large and mid-sized companies.  The Outliers Fund is focused on under-appreciated medium sized and smaller companies.  The Cornerstone Fund, our most conservative fund, is focused on protecting and growing investors’ purchasing power through investments in both common stocks and bonds.

After seven and a half years of hard work by a great team of associates, we find ourselves in a very strong position and with a bright future.  None of this would be

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possible without the confidence expressed by our thoughtful, long-term client partners who have entrusted us with their money.  We will continue to do what we’ve done from the beginning: invest alongside you in our funds with the goal of generating market beating, long-term returns.  Thank you for making this possible!

J. Dale Harvey
April 2, 2015

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Poplar Forest Partners Fund

Commentary from J. Dale Harvey, Portfolio Manager:

While stocks, as measured by the S&P 500, produced a return of 5.93% in the period from October 1, 2014 through March 31, 2015, our portfolio generated a small loss.  The biggest positive contributors to our results during the period were Aetna, Inc., TE Connectivity Ltd. and Quest Diagnostics Inc.  The biggest detractors to our results during the period were Haliburton Co., WPX Energy, Inc. and Avon Products, Inc.  Looked at by industry, our healthcare holdings added the most to our results while our energy investments were most detrimental to the Partners Fund’s short-term performance.

While the economic environment in the U.S. appears sufficiently positive to lead the U.S. Federal Reserve to start the process of normalizing interest rates, that is not the case overseas.  Economic growth in emerging markets has been disappointing, and Europe continues to battle a lethargic economy and potential deflation.  As a result, the prices of many commodities have fallen and the U.S. dollar has strengthened.  The dollar appears to be responding to the current environment of higher interest rates in the U.S. relative to other developed markets.  In the short-term, the strong dollar cuts the price of imported goods (good news for consumers), but it also reduces the value of overseas profits (bad for companies with non-U.S. operations).

With energy and other commodity prices having fallen dramatically, this would appear to be an environment in which bargains could be found.  We are spending a great deal of time looking for new investments in the area, but most of the stocks we look at appear to embed expectations for dramatic improvement in prices.  We believe oil prices may return to $75 over the next couple years, we do not appear to be alone in that belief and, as a result, we haven’t identified any new energy investments despite our continued investigation.  If investors capitulate and give up on a recovery in oil prices, we may yet get a chance to meaningfully increase our exposure to energy stocks.

Given our focus on long-term investing, we tend to focus more on our long-term results.  On an absolute basis, we are pleased with what we’ve been able to accomplish since launching the Partners Fund over five years ago.  When we judge our results, we tend to focus on the Fund’s Institutional Class shares (IPFPX).  While the Fund has not kept pace with the S&P 500 in recent quarters, we are pleased to have generated annual returns of 14.76% for the Institutional Class shares and 14.47% for the Class A shares (without load) since the Fund’s inception.  In comparison, the S&P 500 has produced a 14.88% return during this period.

The chart below is a hypothetical representation of how $10,000 would have grown had it been invested in either the Institutional Class shares of the Partners Fund (to $20,589) or in the S&P 500 (to $20,709).  If we are successful, the gap between the lines on the chart will widen over time.

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Past performance does not guarantee future results. This chart illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class of the Partners Fund since the Fund’s inception on 12/31/2009. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Poplar Forest Outliers Fund

Commentary from Steve Burlingame, Portfolio Manager:

Skiing inspires me.  I treasure the majesty and rugged beauty of the mountains, the opportunity to find your own line through the snow, and that magical feeling of flow when you lean into your fear and follow the turns the mountain presents.  Unfortunately, this past winter in the Sierras left most skiers (including me) frustrated by a lack of good snow.  If you believe, as I do, that skiing is a dance and the mountain always leads, then this was a season of slow dancing.  As I was scouring the mountain for the best snow, I was struck by how many skiers had simply resigned themselves to skiing the tracked out and crowded groomed trails.  Everyone seemed so anxious to be on the snow that they never considered whether their day might end better if they spent some time riding lifts to identify where on the mountain the best snow was hiding.  In life and business, I usually prefer less, higher quality activity to more, lower quality activity.  In a world obsessed with constant stimulation, I’m at peace patiently picking my spots.  The hordes of skiers trampling the slushy groomers didn’t seem to care that the easy snow wasn’t good snow.  Not only was the risk of injury elevated for these skiers due to the thin cover but the rewards seemed paltry since there was no room to build up any speed.  Thankfully for me, after a little over an hour of lift riding, there was some good snow to be

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found off of a slower moving, two-person lift (Chair 14) on the far side of the mountain.  I skied with aplomb.  Investing in today’s market environment reminds me of my ski trip.  The risks of falling for the average stock appear to be rising and, similar to finding good snow, finding good investments requires increased measures of patience and selectivity, in my opinion.

Investment Results:

During the first quarter of 2015, the Outliers Fund’s Institutional Class shares generated a positive return of 1.04% and the Class A shares generated a return of 1.00% (without load), both of which were lower than the Russell Midcap® Index return of 3.95%.  Our goal is not to outperform every quarter or even every year but rather to generate market-beating annualized returns over a full market cycle.

Our investments in the industrials and healthcare sectors contributed the most to our relative returns whereas our investments in the consumer discretionary and information technology sectors detracted the most.  We continue to believe that attractive risk / reward profiles exist among companies positioned to benefit from a recovery in spending on infrastructure and non-residential capital expenditures in the U.S. and Europe. This belief informs our relatively high exposure to companies in the producer durables / industrials sectors.  It is worth noting that the Outliers Fund has no exposure to utilities or real estate investment trusts (“REITs”).  Many of these companies pay investors high dividend yields and are often viewed as fixed income equivalents.  Over the next three to five years, investors may become less interested in utilities and REITs if interest rates on competing fixed income assets rise.

Since launching the mutual fund on December 31, 2014, we have initiated two new investments in Gildan Activewear, Inc. (GIL) and Zynga, Inc. (ZNGA).  While I trimmed various existing holdings over the last three months, no investments were exited.  The Outliers Fund continues to look quite different from the Russell Midcap® Index with notably higher allocations to the producer durables / industrials and healthcare sectors and notably lower allocations to the financials, utilities and consumer discretionary sectors.

Poplar Forest Cornerstone Fund

Commentary from Derek Derman, Co-Portfolio Manager:

The Cornerstone Fund is designed to offer clients a lower volatility option for investing in Poplar Forest’s long-term contrarian value strategy.  By building a balanced portfolio of debt and equity securities, the Fund seeks to deliver superior, risk-adjusted returns over full market cycles.  Equity and fixed income weightings will be tactically allocated based on prospective return potential and risk factors although equity exposure will not generally exceed 75% of net assets.

As we exit the first quarter of the year, the Cornerstone Fund’s positioning reflects our preference for equity securities over fixed income.  The Federal Reserve (the “Fed”) is signaling its intention to raise interest rates later this year.  We view this

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decision as the right one and one that should not be feared.  The Fed has no intentions of slowing the economy – only beginning the normalization process.  However, even modest increases in interest rates will hurt bond prices and we feel keeping duration low and waiting for better returns makes the most sense.  On the other hand, equity valuations are reasonable.  They are no longer deeply discounted as multiple expansion coming out of the financial crisis has led to many years of solid equity returns.  This means finding values is more challenging, but not unreasonable.  We will continue to be vigilant in our value pursuit and not waver.  If equity valuations become inflated – which is entirely possible given the lack of alternatives – you will see the Fund increase fixed income exposure.

Investment Results and Operations:

Given our focus on protecting and growing investors’ long-term purchasing power, we will focus on our long-term results relative to inflation.  At this point, we don’t have long-term results on which to focus as the Cornerstone Fund has only been in operation for three months.  In the first three months of operations, our portfolio generated a small loss.  Institutional Class shares generated a return of -0.48% and Class A shares generated a return of -0.56% (without load), both of which were lower than the Barclays U.S. Aggregate Bond Index return of 1.61%.  The biggest positive contributors to our results during the quarter were Pfizer, Inc., GlaxoSmithKline plc and TE Connectivity Ltd.  The biggest detractors to our results during the quarter were AbbVie, Inc., Proctor & Gamble Co. and Bank of America Corp.

The Cornerstone Fund was formed by an in-kind transfer of a dozen equity securities from two clients of Poplar Forest and cash contributions by the Fund’s portfolio managers and Poplar Forest.  In the first three months, our focus was building out a short duration, high quality bond portfolio equal to roughly 25% of Fund assets – the low end of our expected range of 25-50% of Fund assets in fixed income securities.  In addition, we have further diversified the equity portfolio from the original 12 stocks to 29 equity investments at March 31, 2015.  Over time, the Fund will likely own 25-40 individual stocks.  The Fund finished the quarter with roughly 10% of assets in cash and equivalents which gives us funds to deploy in a market correction.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise.  Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

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Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Price/Earnings is the ratio of a firm’s closing stock price and its earnings per share.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell Midcap® Index is a subset of the Russell 1000® Index.  It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad base index, maintained by Barclays Capital, and is often used to represent investment grade bonds being traded in the United States.

The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The Consumer Price Index +3% is a measure defined as an objective in the Fund prospectus.  The annual percentage change in the CPI is used as a measure of inflation.

It is not possible to invest directly in an index.

Poplar Forest Capital, LLC is the adviser to the Funds which are distributed by Quasar Distributors, LLC.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2015 (Unaudited)

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Percentages represent market value as a percentage of total investments.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2015 (Unaudited), Continued

POPLAR FOREST CORNERSTONE FUND

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

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EXPENSE EXAMPLE at March 31, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Poplar Forest Partners Fund Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/14 – 3/31/15).  The Poplar Forest Outliers Fund and the Poplar Forest Cornerstone Fund Example is based on an investment of $1,000 invested on December 31, 2014, the Funds’ inception date, and held through the end of the period (12/31/14 – 3/31/15).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Actual net expenses are limited to 1.25% and 1.00% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Partners Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.35% and 1.10% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Outliers Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.15% and 0.90% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Cornerstone Fund, per the operating expenses limitation agreement.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing

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EXPENSE EXAMPLE at March 31, 2015 (Unaudited), Continued

costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/14	3/31/15	10/1/14 – 3/31/15	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$ 997.70	$6.23	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.70	$6.29	1.25%

Institutional Class Shares
Actual	$1,000.00	$ 990.00	$4.98	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	12/31/14	3/31/15	12/31/14 – 3/31/15	Ratio**
Poplar Forest Outliers Fund

Class A Shares
Actual	$1,000.00	$1,010.00	$3.35	1.35%
Hypothetical (5% return
before expenses)	$1,000.00	$1,009.00	$3.34	1.35%

Institutional Class Shares
Actual	$1,000.00	$1,010.40	$2.73	1.10%
Hypothetical (5% return
before expenses)	$1,000.00	$1,009.62	$2.73	1.10%

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EXPENSE EXAMPLE at March 31, 2015 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	12/31/14	3/31/15	12/31/14 – 3/31/15	Ratio**
Poplar Forest Cornerstone Fund

Class A Shares
Actual	$1,000.00	$ 994.40	$2.83	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,009.49	$2.85	1.15%

Institutional Class Shares
Actual	$1,000.00	$ 995.20	$2.21	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,010.11	$2.23	0.90%

**
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 90 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited)

Shares	COMMON STOCKS – 94.8%	Value
	Banks – 9.6%
1,000,000	Bank of America Corp.	$15,390,000
475,000	Citigroup, Inc.	24,472,000
270,000	JPMorgan Chase & Co.	16,356,600
		56,218,600
	Construction & Engineering – 4.0%
760,000	AECOM Technology Corp. (b)	23,423,200

	Containers & Packaging – 3.1%
400,000	Sealed Air Corp.	18,224,000

	Electronic Equipment,
	Instruments & Components – 4.6%
373,000	TE Connectivity Ltd. (a)	26,714,260

	Energy Equipment & Services – 9.8%
450,000	Baker Hughes, Inc.	28,611,000
300,000	Halliburton Co.	13,164,000
900,000	Rowan Companies plc – Class A (a)	15,939,000
		57,714,000
	Health Care Equipment & Supplies – 2.4%
210,000	Baxter International Inc.	14,385,000

	Health Care Providers & Services – 9.2%
250,000	Aetna Inc.	26,632,500
360,000	Quest Diagnostics, Inc.	27,666,000
		54,298,500
	Industrial Conglomerates – 2.2%
525,000	General Electric Co.	13,025,250

	Insurance – 15.5%
230,000	Allstate Corp.	16,369,100
445,000	American International Group, Inc.	24,381,550
470,000	Lincoln National Corp.	27,006,200
465,000	MetLife, Inc.	23,505,750
		91,262,600
	Leisure Products – 1.7%
440,000	Mattel, Inc.	10,054,000

	Media – 2.3%
175,000	Omnicom Group Inc.	13,646,500

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited), Continued

Shares		Value
	Metals & Mining – 3.9%
375,000	Freeport-McMoRan Inc.	$7,106,250
257,500	Reliance Steel & Aluminum Co.	15,728,100
		22,834,350
	Oil, Gas & Consumable Fuels – 4.2%
825,000	Ultra Petroleum Corp. (b)	12,894,750
1,075,000	WPX Energy, Inc. (b)	11,749,750
		24,644,500
	Personal Products – 2.8%
2,030,000	Avon Products, Inc.	16,219,700

	Pharmaceuticals – 4.6%
370,000	Eli Lilly & Co.	26,880,500

	Professional Services – 3.1%
140,000	Dun & Bradstreet Corp.	17,970,400

	Semiconductors & Semiconductor Equipment – 2.9%
1,170,000	Intersil Corp. – Class A	16,754,400

	Software – 3.4%
495,000	Microsoft Corp.	20,124,225

	Specialty Retail – 1.8%
650,000	Staples, Inc.	10,585,250

	Technology Hardware, Storage & Peripherals – 3.7%
700,000	Hewlett-Packard Co.	21,812,000
	TOTAL COMMON STOCKS
	(Cost $458,284,282)	556,791,235

Principal
Amount	CORPORATE BONDS – 1.5%
	Health Care Providers & Services – 0.3%
	Quest Diagnostics, Inc.
$1,500,000	3.20%, 4/1/16	1,534,487

	Life Sciences Tools & Services – 0.3%
	Thermo Fisher Scientific, Inc.
1,500,000	2.25%, 8/15/16	1,526,228

	Nondepository Credit Intermediation – 0.3%
	General Electric Capital Corp.
1,500,000	3.35%, 10/17/16	1,560,546

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited), Continued

Principal
Amount		Value
	Oil, Gas & Consumable Fuels – 0.2%
	Oneok Partners LP
$1,500,000	3.25%, 2/1/16	$1,520,298

	Insurance – 0.3%
	Prudential Financial Inc.
1,500,000	4.75%, 9/17/15	1,526,937

	Semiconductors &
	Semiconductor Equipment – 0.1%
	Altera Corp.
798,000	1.75%, 5/15/17	803,312
	TOTAL CORPORATE BONDS
	(Cost $8,473,086)	8,471,808

Shares	SHORT-TERM INVESTMENTS – 3.9%
22,779,900	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.10% (c)	22,779,900
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $22,779,900)	22,779,900
	Total Investments in Securities
	(Cost $489,537,268) – 100.2%	588,042,943
	Liabilities in Excess of Other Assets – (0.2)%	(981,212)
	NET ASSETS – 100.0%	$587,061,731

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited)

Shares	COMMON STOCKS – 89.7%	Value
	Air Freight & Logistics – 4.4%
16,500	UTi Worldwide, Inc. (a) (b)	$202,950

	Banks – 4.8%
4,950	CIT Group Inc.	223,344

	Beverages – 0.9%
300	Monster Beverage Corp. (b)	41,519

	Building Products – 2.0%
1,650	Armstrong World Industries, Inc. (b)	94,825

	Commercial Services & Supplies – 3.9%
3,200	Clean Harbors, Inc. (b)	181,696

	Construction & Engineering – 6.4%
9,730	AECOM Technology Corp. (b)	299,879

	Distributors – 2.5%
1,825	Core-Mark Holding Company, Inc.	117,384

	Diversified Consumer Services – 5.2%
3,700	DeVry Education Group, Inc.	123,432
2,250	Strayer Education, Inc. (b)	120,173
		243,605
	Energy Equipment & Services – 2.3%
1,700	Baker Hughes, Inc.	108,086

	Health Care Providers & Services – 14.9%
2,050	Aetna Inc.	218,386
1,250	Humana, Inc.	222,525
3,300	Quest Diagnostics, Inc.	253,605
		694,516
	Insurance – 4.3%
7,400	Progressive Corp.	201,280

	Machinery – 6.6%
1,125	Colfax Corp. (b)	53,696
10,200	NN, Inc.	255,816
		309,512
	Metals & Mining – 3.7%
2,800	Reliance Steel & Aluminum Co.	171,024

	Oil, Gas & Consumable Fuels – 3.9%
1,100	EQT Corp.	91,157
2,900	Ultra Petroleum Corp. (a) (b)	45,327
4,300	WPX Energy, Inc. (b)	46,999
		183,483

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited), Continued

Shares		Value
	Professional Services – 4.1%
1,500	Dun & Bradstreet Corp.	$192,540

	Real Estate Management & Development – 1.0%
293	Howard Hughes Corp. (b)	45,421

	Semiconductors & Semiconductor Equipment – 5.1%
3,400	Micron Technology, Inc. (b)	92,242
4,800	Veeco Instruments, Inc. (b)	146,640
		238,882
	Software – 6.5%
2,750	Check Point Software Technologies, Ltd. (a) (b)	225,418
28,000	Zynga Inc. – Class A (b)	79,800
		305,218
	Technology Hardware, Storage & Peripherals – 4.2%
3,850	NetApp, Inc.	136,521
950	SanDisk Corp.	60,439
		196,960
	Textiles, Apparel & Luxury Goods – 3.0%
4,700	Gildan Activewear Inc. (a)	138,744
	TOTAL COMMON STOCKS
	(Cost $4,111,726)	4,190,868

	SHORT-TERM INVESTMENTS – 10.7%
39,031	Fidelity Institutional Money Market
	Government Portfolio – Class I, 0.01% (c)	39,031
463,121	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.10% (c)	463,121
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $502,152)	502,152
	Total Investments in Securities
	(Cost $4,613,878) – 100.4%	4,693,020
	Liabilities in Excess of Other Assets – (0.4)%	(19,470)
	NET ASSETS – 100.0%	$4,673,550

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited)

Shares	COMMON STOCKS – 64.3%	Value
	Banks – 6.1%
10,788	Bank of America Corp.	$166,027
3,700	Citigroup, Inc.	190,624
400	JPMorgan Chase & Co.	24,232
		380,883
	Beverages – 3.6%
2,300	PepsiCo, Inc.	219,926

	Communications Equipment – 1.2%
2,700	Cisco Systems, Inc.	74,318

	Construction & Engineering – 1.9%
3,900	AECOM Technology Corp. (b)	120,198

	Electrical Equipment – 3.3%
3,600	Emerson Electric Co.	203,832

	Electronic Equipment,
	Instruments & Components – 0.5%
400	TE Connectivity Ltd. (a)	28,648

	Energy Equipment & Services – 4.3%
3,000	Baker Hughes, Inc.	190,740
4,100	Rowan Companies plc – Class A (a)	72,611
		263,351
	Health Care Equipment & Supplies – 1.8%
960	Zimmer Holdings, Inc.	112,819

	Household Products – 3.2%
2,400	Procter & Gamble Co.	196,656

	Industrial Conglomerates – 4.7%
1,400	3M Co.	230,930
2,400	General Electric Co.	59,544
		290,474
	Insurance – 6.6%
3,500	American International Group, Inc.	191,765
500	Lincoln National Corp.	28,730
3,700	MetLife, Inc.	187,035
		407,530
	IT Services – 3.6%
1,400	International Business Machines Corp.	224,700

	Leisure Products – 0.6%
1,600	Mattel, Inc.	36,560

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited), Continued

Shares		Value
	Metals & Mining – 1.3%
2,700	Freeport-McMoRan, Inc.	$51,165
500	Reliance Steel & Aluminum Co.	30,540
		81,705
	Oil, Gas & Consumable Fuels – 0.9%
5,150	WPX Energy, Inc. (b)	56,290

	Personal Products – 1.2%
9,000	Avon Products, Inc.	71,910

	Pharmaceuticals – 16.5%
4,400	Abbott Laboratories	203,852
3,000	AbbVie, Inc.	175,620
5,350	GlaxoSmithKline Plc – ADR	246,902
2,150	Johnson & Johnson	216,290
5,200	Pfizer, Inc.	180,908
		1,023,572
	Technology Hardware, Storage & Peripherals – 3.0%
6,000	Hewlett-Packard Co.	186,960
	TOTAL COMMON STOCKS
	(Cost $4,048,783)	3,980,332

	EXCHANGE-TRADED FUNDS – 4.8%
1,200	iShares Core U.S. Aggregate Bond ETF	133,716
3,400	Vanguard Short-Term Inflation
	Protected Securities ETF	164,764
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $297,323)	298,480

Principal
Amount	CORPORATE BONDS – 14.8%
	Health Care Providers & Services – 2.5%
	Quest Diagnostics, Inc.
$150,000	5.45%, 11/1/15	154,328

	Multiline Retail – 3.5%
	Kohl’s Corp.
198,000	6.25%, 12/15/17	221,212

	Nondepository Credit Intermediation – 2.5%
	General Electric Capital Corp.
150,000	3.35%, 10/17/16	156,055

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited), Continued

Principal
Amount		Value
	Oil, Gas & Consumable Fuels – 3.6%
	Marathon Oil Corp.
$200,000	5.90%, 3/15/18	$221,635

	Semiconductors & Semiconductor Equipment – 2.7%
	Altera Corp.
165,000	1.75%, 5/15/17	166,099
	TOTAL CORPORATE BONDS
	(Cost $919,798)	919,329

	U.S. GOVERNMENT AGENCIES AND
	INSTRUMENTALITIES – 5.8%
	U.S. Government Agencies
	FHLMC
200,000	0.75%, 9/11/17	200,511

	U.S. Treasury Notes
	U.S. Treasury Note
154,886	0.125%, 1/15/22	156,350
	TOTAL U.S. GOVERNMENT AGENCIES
	AND INSTRUMENTALITIES
	(Cost $354,764)	356,861

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited), Continued

Shares/Principal
Amount	SHORT-TERM INVESTMENTS – 9.8%	Value

546,932	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.10% (c)	$546,932
	U.S. Treasury Bill
$60,000	0.095%, due 9/17/15 (d)	59,973
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $606,891)	606,905
	Total Investments in Securities
	(Cost $6,227,559) – 99.5%	6,161,907
	Other Assets in Excess of Liabilities – 0.5%	31,021
	NET ASSETS – 100.0%	$6,192,928

ADR – American Depositary Receipt
ETF – Exchange-Traded Fund
(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2015.
(d)	Rate shown is the discount rate at March 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

(This Page Intentionally Left Blank.)

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2015 (Unaudited)

ASSETS
Investments in securities, at value
  (identified cost $489,537,268, $4,613,878, and $6,227,559)
Receivables
Due from Adviser (Note 4)
Fund shares issued
Dividends and interest
Dividend tax reclaim
Prepaid expenses
Total assets

LIABILITIES
Payables
Securities purchased
Fund shares redeemed
Due to Adviser
12b-1 fees
Custody fees
Administration and fund accounting fees
Transfer agent fees and expenses
Audit fees
Chief Compliance Officer fee
Accrued expenses
Total liabilities

NET ASSETS

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value and redemption price per share
Maximum offering price per share (Net asset value per share divided by 95.00%)

Institutional Class Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value, offering and redemption price per share

COMPONENTS OF NET ASSETS
Paid-in capital
Accumulated net investment income/(loss)
Accumulated net realized gain from investments and written options
Net unrealized appreciation on investments
Net assets

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2015 (Unaudited), Continued

Poplar Forest	Poplar Forest	Poplar Forest
Partners	Outliers	Cornerstone
Fund	Fund	Fund

$588,042,943	$4,693,020	$6,161,907

—	8,925	9,674
949,168	—	199,950
645,835	387	15,909
—	27	—
45,347	8,130	3,161
589,683,293	4,710,489	6,390,601

—	—	158,671
1,837,667	—	—
431,489	—	—
153,068	75	109
14,415	1,480	1,597
109,469	16,058	16,521
49,000	9,661	9,661
9,921	5,242	5,242
2,238	2,219	2,220
14,295	2,204	3,652
2,621,562	36,939	197,673
$587,061,731	$4,673,550	$6,192,928

$217,864,527	$285,120	$296,710
4,972,437	11,293	11,934
$43.81	$25.25	$24.86
$46.12	$26.58	$26.17

$369,197,204	$4,388,430	$5,896,218
8,394,182	173,732	236,997
$43.98	$25.26	$24.88

$484,073,132	$4,606,260	$6,226,857
881,093	(680)	12,520
3,601,831	(11,172)	19,203
98,505,675	79,142	(65,652)
$587,061,731	$4,673,550	$6,192,928

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Period Ended March 31, 2015 (Unaudited)

	Poplar Forest	Poplar Forest	Poplar Forest
	Partners	Outliers	Cornerstone
	Fund	Fund*	Fund*
INVESTMENT INCOME
Income
Dividends (net of withholding tax of
$0, $41, and $372, respectively)	$4,685,046	$11,198	$23,119
Interest	42,666	87	916
Total income	4,727,712	11,285	24,035
Expenses
Advisory fees (Note 4)	2,508,826	10,809	10,138
Administration and fund
accounting fees (Note 4)	268,808	16,058	16,521
12b-1 fees – Class A shares (Note 5)	267,058	75	110
Transfer agent fees and expenses (Note 4)	117,763	9,661	9,661
Registration fees	37,825	176	1,444
Custody fees (Note 4)	32,148	1,480	1,597
Printing and mailing expense	11,384	329	329
Audit fees	10,121	5,242	5,242
Trustees fees	6,738	1,219	1,220
Insurance expense	6,305	—	—
Legal fees	5,450	1,978	1,978
Chief Compliance Officer fee (Note 4)	4,488	2,219	2,219
Miscellaneous	8,383	494	494
Total expenses	3,285,297	49,740	50,953
Less: Advisory fees waived and
expenses reimbursed by
Adviser (Note 4)	(193,850)	(37,775)	(39,438)
Net expenses	3,091,447	11,965	11,515
Net investment income/(loss)	1,636,265	(680)	12,520

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND WRITTEN OPTIONS
Net realized gain from:
Investments	7,152,831	(11,172)	19,203
Written options	1,309,201	—	—
Net change in unrealized
appreciation/(depreciation) on:
Investments	(11,244,410)	79,142	(65,652)
Written options	832,799	—	—
Net realized and unrealized gain/(loss)
on investments and written options	(1,949,579)	67,970	(46,449)
Net Increase/(Decrease) in
Net Assets Resulting
from Operations	$(313,314)	$67,290	$(33,929)

* For the period December 31, 2014 through March 31, 2015.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Poplar Forest Partners Fund
	Six Months Ended
	March 31, 2015	Year Ended
	(Unaudited)	September 30, 2014
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,636,265	$2,387,289
Net realized gain from investments and written options	8,462,032	30,522,603
Net change in unrealized appreciation/(depreciation) on:
Investments	(11,244,410)	40,107,163
Written options	832,799	(832,799)
Net increase/(decrease) in net assets
resulting from operations	(313,314)	72,184,256
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(709,359)	(799,795)
Institutional Class Shares	(1,875,717)	(1,840,765)
From net realized gain on investments
Class A Shares	(12,950,343)	(4,809,041)
Institutional Class Shares	(21,066,991)	(8,664,356)
Total distributions to shareholders	(36,602,410)	(16,113,957)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	82,583,182	182,542,290
Total increase in net assets	45,667,458	238,612,589
NET ASSETS
Beginning of period	541,394,273	302,781,684
End of period	$587,061,731	$541,394,273
Accumulated net investment income	$881,093	$1,829,904

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2015		Year Ended
	(Unaudited)		September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Class A Shares
Shares sold	762,807	$34,115,502	2,442,781	$109,824,069
Shares issued on reinvestments
of distributions	292,393	12,306,811	119,977	4,959,853
Shares redeemed	(598,011)	(26,660,793)	(637,320)	(28,652,154)
Net increase	457,189	$19,761,520	1,925,438	$86,131,768

Institutional Class Shares
Shares sold	1,936,442	$86,049,583	2,972,850	$134,215,995
Shares issued on reinvestments
of distributions	297,407	12,556,533	139,589	5,784,579
Shares redeemed	(810,356)	(35,784,454)	(975,935)	(43,590,052)
Net increase	1,423,493	$62,821,662	2,136,504	$96,410,522

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest	Poplar Forest
	Outliers Fund	Cornerstone Fund
	Period Ended	Period Ended
	March 31, 2015*	March 31, 2015*
	(Unaudited)	(Unaudited)
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(680)	$12,520
Net realized gain from investments	(11,172)	19,203
Net change in unrealized appreciation on investments	79,142	(65,652)
Net increase in net assets resulting from operations	67,290	(33,929)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	4,606,260	6,226,857
Total increase in net assets	4,673,550	6,192,928
NET ASSETS
Beginning of period	—	—
End of period	$4,673,550	$6,192,928
Accumulated net investment income/(loss)	$(680)	$12,520

(a)	A summary of share transactions is as follows:

	Poplar Forest		Poplar Forest
	Outliers Fund		Cornerstone Fund
	Period Ended		Period Ended
	March 31, 2015*		March 31, 2015*
	(Unaudited)		(Unaudited)
	Shares	Paid-in Capital	Shares	Paid-in Capital
Class A Shares
Shares sold	11,293	$282,368	11,934	$296,533
Net increase	11,293	$282,368	11,934	$296,533

Institutional Class Shares
Shares sold	43,660	$1,074,166	52,255	$1,311,782
Shares issued in connection
with transfer in-kind	141,189	3,529,726	184,742	4,618,542
Shares redeemed	(11,117)	(280,000)	—	—
Net increase	173,732	$4,323,892	236,997	$5,930,324

* Commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
							December 31,
	Six Months						2009*
	Ended						through
	March 31,		Year Ended September 30,				September 30,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value,
beginning of period	$47.01		$40.68	$29.86	$24.27	$26.16	$25.00
Income from
investment operations:
Net investment income^	0.09		0.19	0.36	0.31	0.26	0.17
Net realized and unrealized
gain/(loss) on investments
and written options	(0.32)		8.17	10.91	5.51	(1.91)	0.99
Total from
investment operations	(0.23)		8.36	11.27	5.82	(1.65)	1.16
Less distributions:
From net investment income	(0.15)		(0.29)	(0.33)	(0.23)	(0.10)	—
From net realized
gain on investments	(2.82)		(1.74)	(0.12)	(0.00)#	(0.14)	—
Total distributions	(2.97)		(2.03)	(0.45)	(0.23)	(0.24)	—
Net asset value,
end of period	$43.81		$47.01	$40.68	$29.86	$24.27	$26.16

Total return	-0.23	%+	21.22%	38.24%	24.14%	-6.44%	4.64	%+

Ratios/supplemental data:
Net assets, end
of period (thousands)	$217,865		$212,245	$105,366	$58,954	$37,987	$18,200
Ratio of expenses to
average net assets:
Before fee waiver	1.32	%++	1.39%	1.50%	1.58%	1.61%	2.24	%++
After fee waiver	1.25	%++	1.25%	1.25%	1.25%	1.25%	1.25	%++
Ratio of net investment income/
(loss) to average net assets:
Before fee waiver	0.35	%++	0.28%	0.75%	0.77%	0.54%	(0.11	%)++
After fee waiver	0.42	%++	0.42%	1.00%	1.10%	0.90%	0.88	%++
Portfolio turnover rate	11.07	%+	23.10%	27.82%	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares
							December 31,
	Six Months						2009*
	Ended						through
	March 31,		Year Ended September 30,				September 30,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Net asset value,
beginning of period	$47.22		$40.84	$29.96	$24.34	$26.20	$25.00
Income from
investment operations:
Net investment income^	0.15		0.30	0.44	0.38	0.33	0.24
Net realized and unrealized
gain/(loss) on investments
and written options	(0.32)		8.19	10.96	5.52	(1.91)	0.96
Total from
investment operations	(0.17)		8.49	11.40	5.90	(1.58)	1.20
Less distributions:
From net investment income	(0.25)		(0.37)	(0.40)	(0.28)	(0.14)	—
From net realized
gain on investments	(2.82)		(1.74)	(0.12)	(0.00)#	(0.14)	—
Total distributions	(3.07)		(2.11)	(0.52)	(0.28)	(0.28)	—
Net asset value,
end of period	$43.98		$47.22	$40.84	$29.96	$24.34	$26.20

Total return	-0.10	%+	21.50%	38.62%	24.45%	-6.18%	4.80	%+

Ratios/supplemental data:
Net assets, end
of period (thousands)	$369,197		$329,149	$197,416	$123,911	$92,020	$28,341
Ratio of expenses to
average net assets:
Before fee waiver	1.07	%++	1.14%	1.25%	1.33%	1.36%	1.94	%++
After fee waiver	1.00	%++	1.00%	1.00%	1.00%	1.00%	1.00	%++
Ratio of net investment income
to average net assets:
Before fee waiver	0.60	%++	0.52%	0.98%	1.02%	0.81%	0.30	%++
After fee waiver	0.67	%++	0.66%	1.23%	1.35%	1.17%	1.24	%++
Portfolio turnover rate	11.07	%+	23.10%	27.82%	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Class A Shares		Institutional Class Shares
	December 31, 2014*		December 31, 2014*
	through		through
	March 31, 2015		March 31, 2015
Net asset value, beginning of period	$25.00		$25.00
Income from investment operations:
Net investment income/(loss)^	(0.04)		(0.00	)#
Net realized and unrealized gain on investments	0.29		0.26
Total from investment operations	0.25		0.26
Net asset value, end of period	$25.25		$25.26

Total return	1.00	%+	1.04	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$285		$4,389
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	4.72	%++	4.60	%++
After fee waiver and expense reimbursement	1.35	%++	1.10	%++
Ratio of net investment loss to average net assets:
Before fee waiver and expense reimbursement	(4.01	%)++	(3.55	%)++
After fee waiver and expense reimbursement	(0.64	%)++	(0.05	%)++
Portfolio turnover rate	3.40	%+	3.40	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Class A Shares		Institutional Class Shares
	December 31, 2014*		December 31, 2014*
	through		through
	March 31, 2015		March 31, 2015
Net asset value, beginning of period	$25.00		$25.00
Income from investment operations:
Net investment income^	0.05		0.06
Net realized and unrealized
loss on investments	(0.19)		(0.18)
Total from investment operations	(0.14)		(0.12)
Net asset value, end of period	$24.86		$24.88

Total return	-0.56	%+	-0.48	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$297		$5,896
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	4.16	%++	4.02	%++
After fee waiver and expense reimbursement	1.15	%++	0.90	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	(2.25	%)++	(2.12	%)++
After fee waiver and expense reimbursement	0.76	%++	1.00	%++
Portfolio turnover rate	21.55	%+	21.55	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”), the Poplar Forest Outliers Fund (“Outliers Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”) (each, a “Fund” and collectively, the “Funds ”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund and the Outliers Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  Each Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Outlier Fund’s and the Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  The initial purchase into each Fund included a transfer in-kind of securities and cash.  The transfers in-kind were nontaxable.  The Outliers Fund and the Cornerstone Fund issued 141,189 and 184,742 shares, respectively, on December 31, 2014.  The fair value and cost of securities received by the Outliers Fund was $3,238,689 and $2,497,054, respectively.  The fair value and cost of securities received by the Cornerstone Fund was $3,036,606 and $612,283, respectively.  In addition, the Outliers Fund received $291,037 of cash and the Cornerstone Fund received $1,591,937 of cash and dividends receivable.  For financial reporting purposes, assets received and shares issued by each Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Partner Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2012-2014, or expected to be taken in the Fund’s 2015 tax returns.  Management has also analyzed the Outliers Fund’s and the Cornerstone Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2015 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

amounts are reclassified within the capital accounts based on their Federal tax treatment.
D.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent it does not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.
During the period ended March 31, 2015, the Outliers Fund and the Cornerstone Fund did not hold written options.
Partners Fund
The effect of derivative instruments on the statements of operations for the period ended March 31, 2015 is as follows:

	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Net realized gain from written options	$1,309,201
Equity Contracts	Net change in unrealized
	depreciation on written options	832,799

The written options held in the Partners Fund at the end of the previous fiscal year were exercised in October 2014.  The Partners Fund did not enter into written option contracts during the period ended March 31, 2015.

Transactions in written options contracts for the period ended March 31, 2015, are as follows:

		Premiums
	Contracts	Received
Beginning balance	6,800	$1,309,201
Options exercised	(6,800)	(1,309,201)
Outstanding at March 31, 2015	—	$—

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Debt Securities:  Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Options:  Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Options that are valued based on quoted prices from the exchange are categorized in level 1 of the fair value hierarchy.  Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2015:

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

Partners Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$34,285,750	$—	$—	$34,285,750
Consumer Staples	16,219,700	—	—	16,219,700
Energy	82,358,500	—	—	82,358,500
Financials	147,481,200	—	—	147,481,200
Health Care	95,564,000	—	—	95,564,000
Industrials	54,418,850	—	—	54,418,850
Information Technology	85,404,885	—	—	85,404,885
Materials	41,058,350	—	—	41,058,350
Total Common Stocks	556,791,235	—	—	556,791,235
Fixed Income
Corporate Bonds	—	8,471,808	—	8,471,808
Total Fixed Income	—	8,471,808	—	8,471,808
Short-Term Investments	22,779,900	—	—	22,779,900
Total Assets	$579,571,135	$8,471,808	$—	$588,042,943

Outliers Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$499,732	$—	$—	$499,732
Consumer Staples	41,519	—	—	41,519
Energy	291,569	—	—	291,569
Financials	470,045	—	—	470,045
Health Care	694,517	—	—	694,517
Industrials	1,281,402	—	—	1,281,402
Information Technology	741,060	—	—	741,060
Materials	171,024	—	—	171,024
Total Common Stocks	4,190,868	—	—	4,190,868
Short-Term Investments	502,152	—	—	502,152
Total Assets	$4,693,020	$—	$—	$4,693,020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$36,560	$—	$—	$36,560
Consumer Staples	488,492	—	—	488,492
Energy	319,641	—	—	319,641
Financials	788,413	—	—	788,413
Health Care	1,136,392	—	—	1,136,392
Industrials	614,504	—	—	614,504
Information Technology	514,625	—	—	514,625
Materials	81,705	—	—	81,705
Total Common Stocks	3,980,332	—	—	3,980,332
Exchange-Traded Funds	298,480	—	—	298,480
Fixed Income
Corporate Bonds	—	919,329	—	919,329
U.S. Government Agencies
and Instrumentalities	—	356,861	—	356,861
Total Fixed Income	—	1,276,190	—	1,276,190
Short-Term Investments	546,932	59,973	—	606,905
Total Assets	$4,825,744	$1,336,163	$—	$6,161,907

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at March 31, 2015, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the period ended March 31, 2015.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended March 31, 2015, Poplar Forest Capital, LLC (the “Adviser”) provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the Outliers Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets,

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

0.90% of the Fund’s average daily net assets for the next $750 million of assets, and 0.80% of the Fund’s average daily net assets in excess of $1 billion.  For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the period ended March 31, 2015, the Partners Fund, the Outliers Fund and the Cornerstone Fund incurred $2,508,826, $10,809 and $10,138, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

	Class A	Institutional Class
Partners Fund	1.25%	1.00%
Outliers Fund	1.35%	1.10%
Cornerstone Fund	1.15%	0.90%

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the period ended March 31, 2015, the Adviser reduced its fees in the amount of $193,850, $37,775 and $39,438 in the Partners Fund, the Outliers Fund and the Cornerstone Fund, respectively.  No amounts were reimbursed to the Adviser.  The expense limitation will remain in effect through at least January 27, 2016, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2015	2016	2017	2018	Total
Partners Fund	$522,848	$593,876	$573,464	$193,850	$1,884,038
Outliers Fund	—	—	—	37,775	37,775
Cornerstone Fund	—	—	—	39,438	39,438

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds;

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.

For the period ended March 31, 2015, the Funds incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Administration and Fund Accounting	$268,808	$16,058	$16,521
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	81,143	7,590	7,590
Custody	32,148	1,480	1,597
Chief Compliance Officer	4,488	2,219	2,219

At March 31, 2015, the Funds had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Administration	$109,469	$16,058	$16,521
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	30,837	7,590	7,590
Custody	14,415	1,480	1,597
Chief Compliance Officer	2,238	2,219	2,220

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended March 31, 2015, the Class A shares of the Partners Fund, the Outliers Fund and the Cornerstone Fund paid the Distributor $267,058, $75 and $110, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2015, the cost of purchases, including the securities received in the transfer in-kind, and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	—	$108,927,067	—	$60,570,514
Outliers Fund	—	3,508,538	—	127,275
Cornerstone Fund	$355,877	3,600,150	—	928,994

NOTE 7 – LINE OF CREDIT

The Partners Fund has a line of credit in the amount of $35,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the period ended March 31, 2015, the Partners Fund did not draw upon its line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Outliers Fund and the Cornerstone Fund did not make a distribution during the period ended March 31, 2015.  The tax character of distributions paid by the Partners Fund during the period ended March 31, 2015 and the year ended September 30, 2014 was as follows:

	Period Ended	Year Ended
	March 31, 2015	September 30, 2014
Ordinary income	$4,484,561	$2,640,560
Long-term capital gains	32,117,849	13,473,397

Ordinary income distributions may include dividends paid from short-term capital gains.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

As of September 30, 2014, the Partners Fund most recently completed fiscal year end, the components of capital on a tax basis were as follows:

Partners Fund
Cost of investments (a)	$436,067,192
Gross unrealized appreciation	121,151,088
Gross unrealized depreciation	(11,590,921)
Net unrealized appreciation	109,560,167
Undistributed ordinary income	3,729,273
Undistributed long-term capital gain	27,447,682
Total distributable earnings	31,176,955
Other accumulated gains/(losses)	(832,799)
Total accumulated earnings/(losses)	$139,904,323

(a)The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales adjustments.

The cost basis of investments for federal income tax purposes at March 31, 2015 for the Outliers Fund and the Cornerstone Fund was as follows (because tax adjustments are calculated annually, these amounts do not reflect tax adjustments since the Funds did not have a full fiscal year):

	Outliers	Cornerstone
	Fund	Fund
Cost of investments	$3,887,040	$4,201,858
Gross unrealized appreciation	888,760	2,013,791
Gross unrealized depreciation	(82,780)	(53,742)
Net unrealized appreciation	$805,980	$1,960,049

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2015 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Partners Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Partners Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.  Furthermore, once filed, you can obtain information regarding how the Outliers Fund and the Cornerstone Fund voted proxies relating to portfolio securities by calling 1-877-522-8860 or on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Poplar Forest Partners Fund

At a meeting held on December 2-4, 2014, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) for another annual term for the Poplar Forest Partners Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of July 31, 2014 on both an absolute basis and in comparison to an appropriate securities benchmark and its peer funds utilizing Lipper and Morningstar

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to the Lipper comparative universe, was significantly above the peer group median and average for all relevant periods.
The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was significantly above its peer group median and average for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund, noting the Fund’s performance was in-line with similarly managed accounts for all relevant periods, and reviewed the performance of the Fund against a broad-based securities market benchmark.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and  total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed  accounts for other types of clients advised by the Adviser, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Fund were generally in line with or comparable to the fees charged by the Adviser to its similarly managed separate account clients.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% for the Class A shares and 1.00% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares was above the peer group median and average and the Fund’s total expense ratio for the Institutional Class shares was above the peer group median and below the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Class A and Institutional Class shares, were both above the peer group median and average.  The Board also noted that the contractual advisory fee was significantly above the peer group median and average.  The Board also considered that after advisory fee

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were higher than, but closer to, the peer group median and average.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in line with the fees charged to the Adviser’s similarly managed account clients.  As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group but that they were not unreasonable in light of the Fund’s outperformance of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that as the Adviser recognized economies of scale the Fund’s contractual advisory fee was subject to breakpoints.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board concluded that there were no additional economies of scale to be shared with shareholders at current asset levels, but indicated they would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, such as Rule 12b-1 fees received from the Fund.  The Board also considered that the Fund does not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Poplar Forest Partners Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Poplar Forest Partners Fund would be in the best interest of the Fund and its shareholders.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Poplar Forest Outliers Fund
Poplar Forest Cornerstone Fund

At a meeting held on September 9-11, 2014, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the initial investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) for the Poplar Forest Outliers Fund (the “Outliers Fund”) and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each a “Fund” and together the “Funds”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

The full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Funds, noting that the Adviser currently serves as investment adviser to one other mutual fund within the Trust.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record and the Adviser’s business continuity plan.  The Board also considered the Adviser’s business plan, noting that the Adviser currently manages another account with substantially similar objectives, policies, strategies and risks as the Outliers Fund.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Funds, the Board reviewed and compared each Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Adviser was agreeing to waive its advisory fees and reimburse each Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio, excluding acquired fund fees and expenses, of 1.35% for Class A shares and 1.10% for Institutional Class shares of the Outliers Fund, and 1.15% for Class A shares and 0.90% for Institutional Class shares of the Cornerstone Fund (the “Expense Caps”).

With respect to the Outliers Fund, the Board noted that the Fund’s expected total operating expenses for the Class A shares were above the peer group median, while the Fund’s expected total operating expenses for the Institutional Class shares were below the peer group median, taking into account the Expense Caps.  The Board also noted that the Outlier Fund’s expected contractual advisory fee was above the peer group median and average without taking into account the possible future impact of breakpoints.  With respect to the Cornerstone Fund, the Board noted that the Fund’s expected total operating expenses for the Class A shares were below the peer group median, while the Fund’s expected total operating expenses for the Institutional Class shares at the peer group median, taking into account the Expense Caps.  The Board also noted that the Cornerstone Fund’s expected contractual advisory fee was above the peer group median and average without taking into account the possible future impact of breakpoints.  The Board considered that the expected contractual advisory fee of the Outliers Fund was the same as the fee charged by the Adviser to its private fund with substantially similar objectives, policies, strategies and risks as the Fund and higher than the fee charged by the Adviser to a similarly managed institutional sub-advised account.

The Board determined that it would continue to monitor the appropriateness of the advisory fee and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Funds grew.  The Board noted that the advisory fee for each Fund had breakpoints and that the Adviser would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than three years, so that the Funds do not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared by the Adviser at this time, but indicated that this issue would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the expected profitability to the Adviser from its relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Funds, such as benefits received in exchange for Rule 12b-1 fees.  The Board considered the estimated profitability to the Adviser from its relationship with the Funds and considered any additional benefits that may be derived by the Adviser from its relationship with the Funds.  After such review, the

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Board determined that the expected profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser should be able to obtain adequate funding to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Funds.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Funds and their shareholders.

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date     6/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date     6/4/15

By (Signature and Title)*     /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date     6/4/15

* Print the name and title of each signing officer under his or her signature